April 20, 2001






SECURTIES AND EXCHANGE COMMISSION
Washington DC



Dear Sir:

Forwarded herewith is the Proxy Statement, Form of Proxy and Notice of Annual Meeting of the Stockholders, to be held on May 22, 2001. The proxy material will be mailed to the Stockholders on or about April 20, 2001.

Preliminary proxy material was not filed because the only matter to be acted upon is the election of the board of directors.

                                          Very truly yours,

                                          THE RESERVE PETROLEUM COMPANY



                                          /s/ JERRY L. CROW

                                          Jerry L. Crow
                                          Vice President

                          THE RESERVE PETROLEUM COMPANY
                     PROXY OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 2001
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


KNOW ALL MEN BY THESE PRESENTS:
  That the undersigned holder(s) of common stock of The Reserve Petroleum Company, a Delaware corporation, does hereby constitute and appoint Mason McLain and Robert T. McLain as true and lawful attorneys and proxies for the undersigned, each with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, on Tuesday, May 22, 2001, at 3:00 p.m., and any adjournment thereof, all of the stock of the Company which the undersigned would be entitled to vote if then personally present, hereby revoking any Proxy heretofore given.
  This Proxy will confer discretionary authority to vote upon matters incidental to the conduct of the meeting, matters not known to management prior to the date of the Proxy Statement which are presented to the meeting and the approval of the form of minutes of the 2000 Annual Stockholders' Meeting.


                       Election of Directors
                             WITHHOLD
           VOTE FOR      AUTHORITY TO VOTE               NOMINEE
           --------    ---------------------             -------
              ( )              ( )                       Mason McLain
              ( )              ( )                       Robert T. McLain
              ( )              ( )                       Jerry L. Crow
              ( )              ( )                       Robert L. Savage
              ( )              ( )                       Marvin E. Harris, Jr.
              ( )              ( )                       William M. (Bill) Smith
              ( )              ( )                       Doug Fuller


      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

    This Proxy may be revoked at any time before the authority granted therein is exercised; otherwise, it shall remain in full force and effect.

    IN WITNESS WHEREOF the undersigned has executed this Proxy on the____day of _________________2001.

                                                 -------------------------------
                                                 Signature

                                                 -------------------------------
                                                 Signature if held jointly

                                                 -------------------------------
                                                 Address

      Please sign your name(s) exactly as it appears on your stock certificate and return this Proxy promptly to save the Company additional mailing expense. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their full titles. When shares are held by joint tenants both should sign. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                          THE RESERVE PETROLEUM COMPANY
                           6801 N. Broadway, Suite 300
                       Oklahoma City, Oklahoma 73116-9092

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS
                                  May 22, 2001


To The Stockholders:

The annual meeting of stockholders of The Reserve Petroleum Company (the "Company") will be held on Tuesday, the 22nd day of May, 2001 at 3:00 o'clock p.m. CDT at the offices of the Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, for the following purposes:

   1. Electing seven (7) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified.

   2. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on the 22 day of April 2001, will be entitled to notice of or to vote at the meeting or any adjournment thereof. A complete list of the stock- holders entitled to vote at the meeting will be open for examination by any stockholder during the ordinary business hours, for a period of ten (10) days preceding the meeting, at the Company's offices at 6801 N. Broadway, Suite 300 Oklahoma City, Oklahoma. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

   STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy. If you attend the meeting you may vote your shares in person even though you have previously signed and returned your proxy.

                                             By Order of The Board of Directors,


                                             /s/ Mason McLain
                                             -----------------------
                                             Mason McLain, President

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11 (c) or 240.14a-12

                          THE RESERVE PETROLEUM COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No Fee Required.
[ ]   Fee computed  on table below  per Exchange Act Rules 14a-6(i)(4) and 0-11.
   1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
   2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
   4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
   5) Total fee paid:

      --------------------------------------------------------------------------
[ ]   Fee paid with Preliminary Proxy Statement
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  1)  Amount Previously Paid:

      ------------------------------
  2)  Form, Schedule or Registration Statement No.:

      ------------------------------
  3)  Filing Party:

      ------------------------------
  4)  Date Filed:

      ------------------------------

                          THE RESERVE PETROLEUM COMPANY
                                    Suite 300
                                6801 N. Broadway
                       Oklahoma City, Oklahoma 73116-9092


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2001


                             SOLICITATION OF PROXIES


The accompanying Proxy is solicited by the Board of Directors of The Reserve Petroleum Company (the "Company") for use at the annual meeting of stockholders of the Company to be held in Oklahoma City, Oklahoma, on Tuesday the 22nd day of May, 2001, and at any adjournment thereof. The Company will bear the costs of solicitation, which are estimated to be approximately $10,000, of which amount approximately $8,700 has been spent to date. Solicitation of proxies may be made by personal interview, mail, telephone or telegram by directors, officers, and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock held of record by such persons. The Company will reimburse the forwarding expense.

When proxies on the enclosed form are returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. When a stockholder specifies on the proxy form a choice on a matter with respect to which a ballot is provided, the shares will be voted according to the specifications made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted for the nominees. The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. The person giving the proxy has the right to revoke the same by written notice to the Secretary of the Company at any time before it has been exercised.

This proxy statement is first being sent to stockholders on or about April 20, 2001.



                                  ANNUAL REPORT


The Company's annual report for the year ended December 31, 2000, on Form 10-KSB as filed with the Securities and Exchange Commission, is enclosed herewith, but neither the report nor the financial statements included therein are incorporated in this proxy statement or are deemed to be a part of the material for the solicitation of proxies.

                  VOTING RIGHTS AND PRINCIPAL SECURITY HOLDERS

Voting rights are vested exclusively in the holders of the Company's common stock, par value $.50 per share, with each share entitled to one (1) vote on each matter coming before the meeting. Only stockholders of record at the close of business on April 22, 2001, will be entitled to receive notice of and to vote at the stockholders' meeting. On the record date, there were outstanding and entitled to be voted 167,428.73 shares of common stock of the Company.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the record date of April 22, 2001, specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the record date. However, all votes must be cast in the names of the shareholders of record on the record date.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes. The election of the nominees to the Board of Directors requires the affirmative vote of a majority of the shares of common stock represented at the meeting and entitled to vote, provided a quorum is present. Proxies specifying "withheld" authority will have the same effect as a vote "against" the nominees, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 22nd, the meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the by-laws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

The following table sets forth information regarding the only persons known by management to be beneficial owners of over 5% of the Company's voting stock at April 20, 2001.

              Name and Address                 Amount & Nature         Percent
                     of                         of Beneficial            of
              Beneficial Owner                    Ownership            Class (2)
             ------------------               --------------------    ----------

             Mason McLain (1)                  28,408    Directly       16.97
             6801 N. Broadway, Suite 300        3,333    By Wife         1.99
             Oklahoma City, OK 73116-9092

             Robert T. McLain (1)              11,732    Directly        7.01
             6403 N. Grand, #203                3,333    By Wife         1.99
             Oklahoma  City OK 73116

(1) Mason McLain and Robert T. McLain are brothers.
(2)Calculations of percent of class is based on the number of shares of common stock outstanding as of April 20, 2001, excluding shares held by or for the Company.

The following table sets forth information regarding the Company's stock beneficially owned by its officers and directors at April 20, 2001.

                               Title of             Amount & Nature of             Percent
        Directors                Class             Beneficial Ownership            of Class
        ---------              --------           --------------------------       --------
        Mason McLain            Common            28,408    Owned Directly           16.97
                                                   3,333    By Wife                   1.99

        Robert T. McLain        Common            11,732    Owned Directly            7.01
                                                   3,333    By Wife                   1.99

        Robert L. Savage        Common             1,269    Owned Directly             .76
                                                   1,200    Owned as Custodian         .71

        Jerry L. Crow           Common             5,379    Owned Directly            3.21
                                                  ------                           --------
         Total Directors                          54,654                             32.64
                                                  ======                           ========
         Total Officers & Directors as a Group    54,654                             32.64
                                                  ======                           ========


                             DIRECTORS AND OFFICERS

The seven (7) persons named below are nominees for election as directors of the Company to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. Each nominee has served continuously as a director since the date of his first election or appointment to the Board.

                                                Position/Office Held
     Continuously
   Name                            Age        With Company            Since
   ----                            ---     ------------------      -----------
(1) Mason McLain                   74      President               May 3, 1955

(1) Robert T. McLain               71      1st Vice President      May 2, 1972

    Robert L. Savage               53      None                    May 6, 1975

(1) Jerry L. Crow                  64      2nd Vice President      May 4, 1982
                                           Secretary/Treasurer

    Marvin E. Harris, Jr.          49      None                    May 7, 1991

    William M. (Bill) Smith        42      None                    May 5, 1998

    Doug Fuller                    43      None                    May 2, 2000

(1) Member of Executive Committee

The persons named below are the executive officers of the Company and at the next board of directors meeting to be held on May 22, 2001, all are expected to be chosen to serve another term of office in the same capacity as they are now serving:
                                                                   Office Held
                                           Position/Office Held
  Continuously
Name                               Age        With Company             Since
----                               ---     --------------------   -------------
Mason McLain                       74      President               May 6, 1969

Robert T. McLain                   71      1st Vice President      May 4, 1976

Jerry L. Crow                      64      2nd Vice President,     May 4, 1982
                                           Secretary/Treasurer

The persons named below are not directors or executive  officers of the Company,
however  they  are  advisory   directors   and  expected  to  make   significant
contributions to the Company.
                                                                  Position Held
                                           Position/Office Held
  Continuously
Name                               Age        With Company             Since
----                               ---     --------------------   -------------
Cameron R. McLain                  42     Exploration Manager      May  9, 1982

Kyle L. McLain                     46     Production Manager       May 12, 1984

Mason McLain, Director and President, and Robert T. McLain, Director and Vice President, are brothers. Cameron R. McLain, Exploration Manager and Kyle L. McLain, Production Manager are sons of Mason McLain.

Mason McLain became President of the Company on May 6, 1969. He had previously served as First Vice President since May 3, 1966, and as Second Vice President since May 6, 1958. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated and family organizations. These organizations are Mesquite Minerals, Inc., (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry, Mr. McLain holds a Bachelors degree in petroleum engineering from the University of Oklahoma. Mr. McLain is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

Robert T. McLain has served as Vice President of the Company since May 4, 1976. Prior to that date, he was Secretary-Treasurer of the Company from May 2, 1972. He is Chairman of the Board of the Mull Corporation. He had previously served as Chairman and Chief Executive Officer of Bunte' Candies, Inc., from 1972 to 1991. He devotes only a small portion of his time to the affairs of the Company. Mr. McLain holds a Bachelor of Science degree in Business Administration and a Bachelor of Law degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company, Mesquite Minerals, Inc., and Lochbuie Holding Company.

Robert L. Savage is President of Leonard Securities, Inc. a NASD Broker Dealer which he formed. He is also President of Leonard Agency, Inc. and Leonard Investment Advisors, Inc. He was Vice President with Century Investment Group, Inc., from May, 1994 to October, 1997. He was previously employed as an Account Executive with Park Avenue Securities, Inc., from January, 1989 to May 1994. Mr. Savage has a Bachelors degree in business administration from Trinity
University, San Antonio, Texas, and a Master of Business Administration degree from Southern Methodist University, Dallas, Texas.

Jerry L. Crow was employed by the Company on April 7, 1976, and became Secretary-Treasurer on May 4, 1976. He was elected Second Vice President May 4, 1982. Mr. Crow devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of the affiliated organizations. Mr. Crow holds a Bachelors and Masters degree in Business Administration from West Texas A&M University and is a Certified Public Accountant in both Texas and Oklahoma. Mr. Crow is also a director of Mid-American Oil Company and Mesquite Minerals, Inc.

Marvin E. Harris, Jr. is President of Tetron Software, a computer software company, which he formed on January 3, 1994. Until that date he had been employed as President of RDA Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until his resignation in 1991. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham and a Master of Business Administration degree from Southern Methodist University.

William M. (Bill) Smith has served as Manager of Geology at Bracken Operating, LLC since 1994, and is also a part owner. He joined Bracken Exploration Co., as an Exploration Geologist in 1981, and became Vice President of Geology until 1986. In 1986 he assisted in forming Bracken Energy Company, for whom he is an employee and a part owner. Mr. Smith earned a Bachelor of Science degree in Geology from the University of Oklahoma in 1980, and was employed by Samedan Oil Corporation from 1980 through 1981.

Doug Fuller Since 1992 Mr. Fuller has been Sr. Vice President, Director of Business Banking for Western Oklahoma, with the Bank of Oklahoma. Before that, he was Executive Vice President, Manager of Commercial Lending, Private Banking and Special Assets with Founders Bank. Mr. Fuller has a Bachelor of Business Administration degree in Finance from the University of Oklahoma and a Masters of Business Administration degree from Oklahoma City University.

Cameron R. McLain was employed by the Company on May 9, 1982 as Exploration Manager and has served in that capacity continuously since his employment. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. McLain was previously employed from May, 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in Geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. Mr. McLain is a director of Mid-American Oil Company and an advisory director of Mesquite Minerals, Inc.

Kyle McLain was employed as Production Manager for the Company on May 12, 1984 and continues to serve in that capacity. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May, 1980 to May, 1984. Mr. McLain has a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma. Mr. McLain is a director of Mesquite Minerals, Inc. and an advisory director of Mid-American Oil Company.

The Board of Directors held two meetings during the Company's year ended December 31, 2000. All directors were present at both meetings with the exception of R.T. McLain, who was present at one meeting.

Directors are compensated on a per meeting basis and only for those board meetings attended. The amount of compensation is set by a vote of the directors at each board meeting. In the years ended December 31, 2000, 1999 and 1998, the directors were compensated in the amount of $500 for each Board Meeting attended. Officers of the Company do not receive additional compensation for Committee Meetings.

The Company has no standing audit, nominating or compensation committees of the Board of Directors, or Committees performing similar functions. The Company is a small business issuer whose securities are not quoted on NASDAQ or listed on any exchange. The Company's stock is traded by private transactions or over the counter. Over the counter bid information is quoted on the OTC Bulletin Board and Pink Sheets.

At a meeting held on March 28, 2001, the Board of Directors:
     1. Reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000, with the appropriate company employees.

     2. Discussed with the Company's independent auditors, Grant Thornton LLP, the matters required to be discussed by the American Institute of Certified Public Accountants' Auditing Standards Board's Statement on Auditing Standards Number 61, "Communication with Audit Committees", as amended.

     3. Received the written disclosure and letter from Grant Thornton LLP required by Independent Standards Board Standard Number 1, "Independence Discussions with Audit Committees", as amended, and discussed with the independent accountant the independent accountant's independence.

     4. Based on the above noted review and discussions, the Board of Directors approved the inclusion of the Company's audited financial statements, for and as of the year ended December 31, 2000, in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Members of the Board of Directors in attendance at the meeting were, Mason McLain, Robert T. McLain, Robert L. Savage, Jerry L. Crow, Marvin E. Harris, Jr., and William M. Smith .

                            SECTION 16(a) REPORTING

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons beneficially owning more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company.
Based solely on a review of the reports sent to the Company and written representations from the executive officers and directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

                             EXECUTIVE COMPENSATION

As disclosed above, under "DIRECTORS AND OFFICERS" the Company qualifies as a "small business issuer" as defined under applicable Securities and Exchange Commission Regulations; therefore, only that information as to executive compensation required of small business issuers is presented.

Compensation of Executive Officers.
----------------------------------
The following table sets forth summary information regarding the compensation paid to Mason McLain, President, who functions as Chief Executive Officer. Information as to the compensation of other executive officers is not presented because no person's combined annual salary and bonus exceeded $100,000 during the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                              Annual
Name and Current                        Cash Compensation           All Other
                                     -------------------------
Principal Position         Year       Salary            Bonus     Compensation
------------------         ----      --------          -------    ------------
Mason McLain               2000       $64,260          $  5,335    $  1,000
President                  1999       $68,040          $  5,670    $  1,000
                           1998       $68,040          $  5,670    $  3,939


All Other Compensation includes director fees of $1,000 paid in each of the three years presented. Also included is the value of life insurance premiums paid for Mr. McLain of $2,939 in 1998.

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

The Company is affiliated with Mesquite Minerals, Inc. (formerly Royalty Pooling Company), ("Mesquite") and Mid-American Oil Company ("Mid-American"). The Company also owns interests in certain producing and non-producing oil and gas properties as tenants in common with Mesquite and Mid-American.

Mason McLain, Robert T. McLain and Jerry L. Crow, Directors of the Company, are Directors and officers of Mesquite. Of the outstanding common shares of Mesquite, 30.17% are beneficially owned as follows: Mason McLain, 16.97% and Robert T. McLain, 13.2%.

Mason McLain, Robert T. McLain and Jerry L. Crow are also officers and serve as Directors of Mid-American. Of the outstanding common shares of Mid-American, 16.38% are beneficially owned as follows: Mason McLain, 11.83%; Robert T. McLain, 4.28%; Cameron R. McLain, .13%; Jerry L.
Crow .07%; Kyle McLain .07%.

Mesquite and Mid-American share facilities and employees with the Company. The Company has been reimbursed for such services, facilities and miscellaneous business expenses incurred during 2000 by payments to the Company in the amount of $147,101 by Mesquite and $103,836 by Mid-American. Mesquite paid $99,253 and Mid-American $70,061 in salaries to the employees of the Company in 2000, including amounts to officers and directors of $59,807 for Mesquite and $46,151 for Mid-American. These compensation amounts are not included in the compensation of the Company's officers and directors shown elsewhere herein.



                          RELATIONSHIP WITH INDEPENDENT
                               PUBLIC ACCOUNTANTS

For the current year the executive officers will recommend the Board of Directors approve Grant Thornton LLP as the Company's principal public accountants. Grant Thornton LLP served in that capacity for the year ended December 31, 2000.

Representatives of Grant Thornton LLP are not expected to be at the annual meeting of the stockholders; however, if questions arise which require their comments, arrangements have been made to solicit their response.

Audit Fees.
-----------

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements by Grant Thornton LLP for the fiscal year ended December 31, 2000, and the reviews of the financial statements included in the Company's Form 10-QSB for the year totaled $19,550.

All Other Fees.
---------------

The aggregate fees billed for services rendered by Grant Thornton LLP other than for the audit fees, financial statements design and implementation fees for the year ended December 31, 2000 totaled $6,175.

The Board of Directors has considered whether the provisions of the above disclosed services are compatible with maintaining the independence of Grant Thornton LLP.



                             APPROVAL OF MINUTES OF
                                 ANNUAL MEETING


Approval of the form of minutes of the 2000 annual meeting does not amount to ratification of any action taken at such meeting.

                          PROPOSALS OF SECURITY HOLDERS

Proposals of security holders intended to be presented at the next annual meeting of the stockholders which is scheduled for May 28, 2002, should be received in the Company's offices at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116-9092, not later than Monday, December 31, 2001.

                                  OTHER MATTERS

Management knows of no other business which will be presented for consideration at the annual meeting, other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons designated as proxies or their substitutes to vote in accordance with their judgment on such matters.


                                     By Order of the Board of Directors,



                                     /s/ Mason McLain
                                     -----------------
                                     Mason McLain,
                                     President


Dated April 20, 2001
Oklahoma City, Oklahoma